UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

Town Sports International Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52013	20-0640002
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Penn Plaza (4th Floor), New York, New York		10001
(Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 246-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 29, 2014, Town Sports International Holdings, Inc. issued a press release announcing its results for the first quarter 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press release issued by Town Sports International Holdings, Inc. on April 29, 2014 announcing earnings for the first quarter 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Registrant)

Date: April 29, 2014	By:	/s/ Daniel Gallagher
Daniel Gallagher
President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Exhibit 99.1	Press release issued by Town Sports International Holdings, Inc. on April 29, 2014 announcing earnings for the first quarter 2014